EXHIBIT 10.80
                          FIXED MATURITY CARVE OUT NOTE

$4,000,000

July 28, 1995
Burlington, Massachusetts

         For value received the undersigned, jointly and severally, hereby promise to pay to the order of BAYBANK (the "Bank"), on or before August 1, 1998, the principal sum of $4,000,000 together with interest thereon or on such portion thereof as may be from time to time outstanding at such rate and payable at such times and manner as are provided in the Credit Agreement.

         Payments of principal and interest shall be made at the times and in the manner specified in the Credit Agreement. Payments shall be made, in such currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, at the office of the Bank in Burlington, Massachusetts or, at the option of the holder hereof, in such manner and at such other place in the United States of America as the holder shall have designated to the Company in writing.

         This Note is issued under the Amended and Restated Credit Agreement dated as of July 29, 1994, as amended, (the "Credit Agreement") between the undersigned and the Bank and is subject to the terms and conditions of the Credit Agreement, is subject to certain mandatory payments, and may be prepaid in whole or in part upon the terms and conditions specified in the Credit Agreement.

         Under certain circumstances, as specified in the Credit Agreement, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Credit Agreement.

                                              BAILEY CORPORATION
(Corporate Seal)

                                              By: /s/ Leonard J. Heilman

                                              BAILEY MANUFACTURING
                                                       CORPORATION
(Corporate Seal)

                                              BY: /s/ Leonard J. Heilman

                                              BAILEY TRANSPORTATION PRODUCTS,
                                                  INC.
(Corporate Seal)

                                              BY: /s/ Leonard J. Heilman